Back to Contents

Exhibit 99.26

CBASS 2005-CB6
***	Please fill in the WAL's & Windows for the bottom 3 scenarios (only) ***
	Tranche, Ratings		Tranche, Ratings

NO PREPAY STRESS	M2		M4

Fwd LIBOR/Swap Shift	Forward LIBOR	+200bp	Forward LIBOR	+200bp
Prepay Assumptions	1.00x Base Case	1.00x Base Case	1.00x Base Case	1.00x Base Case

Loss Severity: 40%
Recovery Delay: 12 months
% Cum Loss Yield Break	99,529,024.07 (19.92%)	99,090,910.33 (19.83%)	80,872,130.65 (16.18%)	78,955,401.30 (15.80%)
CDR - Yield Break	27.551	27.356	20.227	19.547
% Cum Loss 1st $ Principal Loss	94,748,919.21 (18.96%)	92,274,449.76 (18.47%)	77,527,387.85 (15.51%)	74,345,105.47 (14.88%)
CDR - 1st $ Principal Loss	25.532	24.522	19.059	17.978

Loss Severity: 60%
Recovery Delay: 12 months
% Cum Loss Yield Break	105,339,900.57 (21.08%	105,164,547.94 (21.05%	85,227,267.83 (17.06%)	83,160,274.22 (16.64%)
CDR - Yield Break	16.642	16.599	12.625	12.235
% Cum Loss 1st $ Principal Loss	99,259,881.27 (19.86%)	96,591,470.14 (19.33%)	81,207,338.02 (16.25%)	77,707,529.33 (15.55%)
CDR - 1st $ Principal Loss	15.373	14.826	11.881	11.243

Loss Severity: 40%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break	87,647,930.83 (17.54%)	86,729,880.02 (17.36%)	70,693,271.54 (14.15%)	68,467,029.90 (13.70%)
CDR - Yield Break	22.72	22.366	16.791	16.079
% Cum Loss 1st $ Principal Loss	82,942,193.32 (16.60%)	80,108,913.04 (16.03%)	67,520,679.01 (13.51%)	64,129,894.93 (12.83%)
CDR - 1st $ Principal Loss	20.97	19.951	15.789	14.746

Loss Severity: 60%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break	95,618,126.12 (19.14%)	95,004,274.86 (19.01%)	77,093,381.89 (15.43%)	74,754,198.48 (14.96%)
CDR - Yield Break	14.636	14.508	11.138	10.719
% Cum Loss 1st $ Principal Loss	89,827,186.55 (17.98%)	86,849,845.69 (17.38%)	73,315,575.75 (14.67%)	69,659,577.99 (13.94%)
CDR - 1st $ Principal Loss	13.499	12.925	10.472	9.837

	M2			M4

Fwd LIBOR/Swap Shift	Forward LIBOR	+200bp	+200bp	Forward LIBOR	+200bp	+200bp
Prepay Assumptions	1.00x Base Case	0.50x Base Case	Fixed - 50%	1.00x Base Case	0.50x Base Case	Fixed - 50%
			Floating - 100%			Floating - 100%
Loss Severity: 50%
Recovery Delay: 12 months
% Cum Loss Yield Break	102,933,928.06 (20.60%	132,438,700.80 (26.50%	106,243,502.65 (21.26%	83,427,703.07 (16.70%)	113,324,279.37 (22.68%	84,760,824.21 (16.96%)
CDR - Yield Break	20.755	17.164	19.54	15.548	13.111	14.081
% Cum Loss 1st $ Principal Loss	97,403,098.03 (19.49%)	122,929,141.67 (24.60%	97,048,747.24 (19.42%)	79,689,304.23 (15.95%)	107,395,239.54 (21.49%	78,624,390.88 (15.73%)
CDR - 1st $ Principal Loss	19.195	15.031	17.074	14.638	12.027	12.703
Loss Severity: 50%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break	92,193,817.24 (18.45%)	118,458,161.43 (23.71%	94,763,953.31 (18.96%)	74,366,662.01 (14.88%)	100,576,272.61 (20.13%	74,955,979.23 (15.00%)
CDR - Yield Break	17.788	14.11	16.492	13.386	10.864	11.913
% Cum Loss 1st $ Principal Loss)	86,884,891.80 (17.39%)	109,122,028.76 (21.84%	85,820,142.00 (17.17%)	70,854,834.62 (14.18%)	94,944,307.59 (19.00%)	69,221,051.16 (13.85%
CDR - 1st $ Principal Loss	16.413	12.335	14.326	12.587	9.965	10.727
Average Life:
Window (Dates):

Back to Contents

CBASS 2005-CB6
***	Please fill in the WAL's & Windows for the bottom 3 scenarios (only) ***

	Tranche, Ratings		Tranche, Ratings
NO PREPAY STRESS		M2		M4

Fwd LIBOR/Swap Shift	Forward LIBOR	+200bp	Forward LIBOR	+200bp
Prepay Assumptions	1.00x Base Case	1.00x Base Case	1.00x Base Case	1.00x Base Case
Loss Severity: 40%
Recovery Delay: 12 months
% Cum Loss Yield Break	19.92%	19.83%	16.18%	15.80%
CDR - Yield Break	27.551	27.356	20.227	19.547
% Cum Loss 1st $ Principal Loss	18.96%	18.47%	15.51%	14.88%
CDR - 1st $ Principal Loss	25.532	24.522	19.059	17.978
Loss Severity: 60%
Recovery Delay: 12 months
% Cum Loss Yield Break	21.08%	21.05%	17.06%	16.64%
CDR - Yield Break	16.642	16.599	12.625	12.235
% Cum Loss 1st $ Principal Loss	19.86%	19.33%	16.25%	15.55%
CDR - 1st $ Principal Loss	15.373	14.826	11.881	11.243
Loss Severity: 40%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break	17.54%	17.36%	14.15%	13.70%
CDR - Yield Break	22.72	22.366	16.791	16.079
% Cum Loss 1st $ Principal Loss	16.60%	16.03%	13.51%	12.83%
CDR - 1st $ Principal Loss	20.97	19.951	15.789	14.746
Loss Severity: 60%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break	19.14%	19.01%	15.43%	14.96%
CDR - Yield Break	14.636	14.508	11.138	10.719
% Cum Loss 1st $ Principal Loss	17.98%	17.38%	14.67%	13.94%
CDR - 1st $ Principal Loss	13.499	12.925	10.472	9.837

		M2			M4
Fwd LIBOR/Swap	Forward LIBOR	+200bp	+200bp	Forward LIBOR	+200bp	+200bp
Prepay Assumptions	1.00x Base Case	0.50x Base Case	Fixed - 50%	1.00x Base Case	0.50x Base Case	Fixed - 50%
			Floating - 100%			Floating - 100%
Loss Severity: 50%
Recovery Delay: 12 months
% Cum Loss Yield Break	20.60%	26.50%	21.26%	16.70%	22.68%	16.96%
CDR - Yield Break	20.755	17.164	19.54	15.548	13.111	14.081
% Cum Loss 1st $ Principal Loss	19.49%	24.60%	19.42%	15.95%	21.49%	15.73%
CDR - 1st $ Principal Loss	19.195	15.031	17.074	14.638	12.027	12.703

Loss Severity: 50%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break	18.45%	23.71%	18.96%	14.88%	20.13%	15.00%
CDR - Yield Break	17.788	14.11	16.492	13.386	10.864	11.913
% Cum Loss 1st $ Principal Loss	17.39%	21.84%	17.17%	14.18%	19.00%	13.85%
CDR - 1st $ Principal Loss	16.413	12.335	14.326	12.587	9.965	10.727

Average Life:	7.92	13.71	9.75	9.87	16.72	12.84
Window (Dates):	Nov11 - Aug35	Jul16 - May35	Nov12 - Aug35	Aug13 - Aug35	Sep19 - Aug35	Aug15 - Aug35